                                                                    Exhibit 10.3

                      Space Above for Recorder's Use Only

                              DOCUMENT COVER SHEET

TITLE OF DOCUMENT:              DEED OF TRUST, ASSIGNMENT OF RENTS AND
                                LEASES, FIXTURE FILING AND SECURITY AGREEMENT

DATE OF DOCUMENT:               November 22, 2002

GRANTOR(S):                     National Waterworks, Inc.

         MAILING ADDRESS:       American Plaza
                                200 West Highway E., Suite 620
                                Waco, Texas 76712

TRUSTEE(S):                     Chicago Title Insurance Company

         MAILING ADDRESS:       1100 Main Street
                                Kansas City, Missouri 064105

BENEFICIARY(S):                 UBS AG, Stamford Branch, as Administrative Agent

         MAILING ADDRESS:       677 Washington Boulevard
                                Stamford, Connecticut 06901

LEGAL DESCRIPTION:              See Attached Schedule A


REFERENCE BOOK & PAGE:

                                                                      [Missouri]

      THIS DEED OF TRUST SECURES FUTURE ADVANCES AND FUTURE OBLIGATIONS UP TO A MAXIMUM PRINCIPAL AMOUNT OF $375,000,000 AND BENEFICIARY SHALL RECEIVE THE BENEFITS OF R.S. MO. SECTION 443.055.



DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING AND SECURITY
                                    AGREEMENT

                                      FROM

                       NATIONAL WATERWORKS, INC., GRANTOR

                                       TO

                    CHICAGO TITLE INSURANCE COMPANY, TRUSTEE

                           FOR THE USE AND BENEFIT OF

          UBS AG, STAMFORD BRANCH, AS ADMINISTRATIVE AGENT, BENEFICIARY

                         DATED AS OF NOVEMBER 22, 2002

                       AFTER RECORDING, PLEASE RETURN TO:
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                         ATTN: KRISTA B. MCMANUS, ESQ.

                                PRINCIPAL AMOUNT:

Notwithstanding anything to the contrary contained herein, the maximum principal indebtedness secured under any contingency by this instrument shall in no event exceed $375,000,000.00

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                       AND LEASES AND SECURITY AGREEMENT

      THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT, dated as of November 22, 2002 is made by NATIONAL WATERWORKS, INC., a Delaware corporation ("Grantor"), having its principal office at American Plaza, 200 West Highway E, Suite 620, Waco, Texas 76712, to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation ("Trustee"), whose address is 1100 Main Street, Kansas City, Missouri 64105, for the use and benefit of UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders referred to below ("Beneficiary"), whose address is 677 Washington Boulevard, Stamford, Connecticut 06901. References to this "Deed of Trust" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                   Background

      A. Grantor has entered into that certain Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with National Waterworks Holdings, Inc., the several banks and other financial institutions from time to time parties thereto (the "Lenders"), JPMorgan Securities Inc. and Goldman Sachs Credit Partners L.P., as Co-Syndication Agents, General Electric Capital Corporation and Antares Capital Corporation, as Co-Documentation Agents, and Beneficiary. To the extent applicable, the terms of the Credit Agreement are incorporated by reference in this Deed of Trust as if the terms thereof were fully set forth herein.

      Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Deed of Trust to the "Default Rate" shall mean the applicable interest rate set forth in Section 2.14(c) of the Credit Agreement.

      B. Grantor is the owner of the parcel(s) of real property described on Schedule A attached hereto (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real Estate").

      C. Pursuant to the terms and conditions of the Credit Agreement, inter alia, (1) the Tranche B Term Loan Lenders have severally agreed to make a certain Tranche B Term Loan to Grantor in an aggregate principal amount not to exceed Two Hundred Fifty Million Dollars ($250,000,000); (2) the Revolving Lenders have severally agreed to make certain Revolving Extensions of Credit to Grantor in an aggregate principal amount at any one time outstanding not to exceed Seventy Five Million Dollars ($75,000,000), which include the following subfacilities thereunder (a) Letters of Credit which may be issued for the account of Grantor in an aggregate principal amount at any one time outstanding not to exceed Thirty Five Million Dollars ($35,000,000) and (b) Swingline Loans which may be made in an aggregate principal amount at any one time outstanding not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000); and (3) one or more Lenders may agree to make Incremental Extensions of Credit in an aggregate principal amount not to exceed Fifty Million Dollars

($50,000,000). The maximum aggregate principal amount of the Loans and the Reimbursement Obligations outstanding at any one time under the Credit Agreement and secured hereby shall not exceed Three Hundred Seventy Five Million Dollars ($375,000,000).

      D. The obligations of the Lenders to make the Loans, to issue Letters of Credit and to enter into any Specified Swap Agreements are conditioned upon, among other things, the execution and delivery by Grantor of this Deed of Trust.

                                Granting Clauses

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees that to secure the following (collectively, the "Obligations"):

      (a) the payment by Grantor in accordance with the terms of the Credit Agreement of the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Grantor to the Beneficiary or to any Lender (or, in the case of Specified Swap Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Deed of Trust, any other Loan Document, the Letters of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Beneficiary or to any Lender that are required to be paid by Grantor pursuant hereto) or otherwise; and

      (b) the performance and observance of each obligation, term, covenant and condition to be performed or observed by Grantor under, in connection with or pursuant to the provisions of the Credit Agreement, the Notes, the Letters of Credit, any Specified Swap Agreements, this Deed of Trust and any of the other Security Documents or any of the other Loan Documents;

GRANTOR HEREBY GRANTS, BARGAINS AND SELLS, CONVEYS AND CONFIRMS UNTO TRUSTEE IN TRUST WITH POWER OF SALE AND GRANTS TO BENEFICIARY AND TRUSTEE A SECURITY INTEREST IN:

            (A) the Real Estate;

            (B) all the estate, right, title, claim or demand whatsoever of Grantor, in possession or expectancy, in and to the Real Estate or any part thereof;

            (C) all right, title and interest of Grantor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, herediments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

            (D) of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Grantor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

            (E) right, title and interest of Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials to be used in connection with such substitutes, replacements of, and all additions and improvements to, the Real Estate and the Equipment whether stored at the Real Estate or offsite, and, in each such case, without any further deed of trust, conveyance, assignment or other act by Grantor;

            (F) all right, title and interest of Grantor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Grantor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "~), and all rights of Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (as defined below) (collectively, the "Rents");

            (G) all unearned premiums under insurance policies now or subsequently obtained by Grantor relating to the Real Estate or Equipment and Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein subject to the provisions set forth below;

            (H) all right, title and interest of Grantor in and to (i) all contracts from time to time executed by Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements or options relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate;

            (I) any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Beneficiary as provided in this Deed of Trust; and

            (J) all proceeds, both cash and noncash, of the foregoing subject to the provisions of this Deed of Trust;

      (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Grantor and described in the foregoing clauses (A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (J) are collectively referred to as the "Trust Property"; provided, however, that notwithstanding any of the other provisions set forth in this Deed of Trust, this Deed of Trust shall not constitute a grant of a security interest in any intangible personal property to the extent that such grant of a security interest in such intangible personal property is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, or is prohibited by, or constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property.)

      TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto Trustee, its successors and assigns for the uses and purposes set forth, until the Obligations are fully paid and fully performed. THIS DEED OF TRUST, IN ADDITION TO SECURING AND AND ALL OBLIGATIONS AND INDEBTEDNESS PRESENTLY OUTSTANDING, SECURES FUTURE ADVANCES AND FUTURE OBLIGATIONS AND SHALL BE GOVERNED BY SECTION 443.055 R.S.M.O., AS AMENDED. THE TOTAL PRINCIPAL AMOUNT OF THE PRESENT AND FUTURE ADVANCES AND OBLIGATIONS WHICH ARE TO BE SECURED HEREBY IS $375,000,000.00.

                              Terms and Conditions

      Grantor further represents, warrants, covenants and agrees with Trustee and Beneficiary as follows:

      2. WARRANTY of Title. Grantor warrants that Grantor has good title to the Real Estate in fee simple subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Beneficiary to insure the lien of this Deed of Trust and good title to the rest of the Trust Property subject only to the liens permitted under Section 7.3 of the Credit Agreement (collectively referred to herein as the "Permitted Exceptions") and Grantor shall warrant, defend and preserve such title and the lien of the Deed of Trust thereon against all claims of all persons and entities. Grantor further warrants that it has the right to mortgage the Trust Property.

      3. Requirements. From and after the date of this Deed of Trust, Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Grantor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used.

      4. Payment of Taxes and Other Impositions. (a) Promptly when due or prior to the date on which any fine, penalty, interest or cost may be added thereto or imposed, Grantor shall pay and discharge all taxes, charges and assessments of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Real Estate, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, vault taxes and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Real Estate, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing that if not paid, could result in a Material Adverse Effect (all of the foregoing are collectively referred to herein as the "Impositions") before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) Grantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Upon request by Beneficiary, Grantor shall deliver to Beneficiary (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence reasonably acceptable to Beneficiary showing the payment of any other such Imposition. If by law any Imposition, at Grantor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such

Imposition), Grantor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

      (b) Nothing herein shall affect any right or remedy of Beneficiary under this Deed of Trust or otherwise, without notice or demand to Grantor, to pay any Imposition after the date such Imposition shall have become due, and to add to the Obligations the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Beneficiary in discharge of any Impositions shall be (i) a lien on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises, subordinate to the lien of this Deed of Trust, and (ii) payable on demand by Grantor to Beneficiary, together with interest at the Default Rate as set forth above.

      (c) Grantor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Deed of Trust or on any interest payable thereon for any taxes assessed against the Real Estate or any part thereof, and shall not claim any deduction from the taxable value of the Real Estate by reason of this Deed of Trust.

      5. Insurance. Grantor shall maintain or cause to be maintained at lease such insurance in at least such amounts against at least such risks as is provided in the Credit Agreement.

      6. Restrictions on Liens and Encumbrances. Except for the lien of this Deed of Trust and the Permitted Exceptions, and except as expressly permitted under the Credit Agreement, Grantor shall not, without the prior written consent of Beneficiary, further mortgage, nor otherwise encumber the Trust Property nor create or suffer to exist any lien, charge or encumbrance on the Trust Property, or any part thereof, whether superior or subordinate to the lien of this Deed of Trust and whether recourse or non-recourse.

      7. Transfer Restrictions. Except as expressly permitted under the Credit Agreement, Grantor shall not, without the prior written consent of Beneficiary, sell, transfer, convey or assign all or any portion of, or any interest in, the Trust Property.

      8. Relationship of Beneficiary and Grantor. Beneficiary shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Grantor or of any beneficiary, tenant, subtenant, operator, concessionaire or licensee of Grantor in the conduct of their respective businesses, and without limiting the foregoing, Beneficiary shall not be deemed to be such partner, joint venturer, agent or associate on account of Beneficiary becoming a Beneficiary in possession or exercising any rights pursuant to this Mortgage, any of the other Loan Documents, or otherwise.

      9. Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Property, or any portion thereof, Grantor will notify Beneficiary of the pendency of such proceedings. Following and during the continuation of any Event of Default, Beneficiary is hereby authorized and empowered by Grantor to settle or compromise any claim in connection with such condemnation and to receive all awards and proceeds thereof to be held by Beneficiary as collateral to secure the payment and performance of the Obligations. Notwithstanding the preceding sentence, provided no Event of Default shall have occurred and be continuing, Grantor shall, at its expense, diligently prosecute any proceeding relating to such condemnation, settle or compromise any claims in connection therewith and receive any awards or proceeds thereof (except to the extent any of the same shall constitute Net Cash Proceeds, in which case all applicable provisions of the Credit Agreement shall govern).

      10. Leases. Grantor shall not (a) execute an assignment or pledge of any Lease relating to all or any portion of the Trust Property other than in favor of Beneficiary, or (b) except as expressly permitted under the Credit Agreement, without the prior written consent of Beneficiary, execute or permit to exist any Lease of any of the Trust Property.

      11. Further Assurances. To further assure Beneficiary's and Trustee's rights under this Deed of Trust, Grantor agrees upon demand of Beneficiary to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Trust Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Beneficiary or Trustee to confirm the lien of this Deed of Trust and all other rights or benefits conferred on Beneficiary and Trustee hereunder.

      12. Beneficiary's Right to Perform. Following the occurrence and during the continuation of an Event of Default, if Grantor fails to perform any of the covenants or agreements of Grantor hereunder, Beneficiary or Trustee, without waiving or releasing Grantor from any obligation or default under this Deed of Trust, may, at any time upon delivery of written notice to Grantor (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Grantor to Beneficiary or Trustee (as the case may be) and the same shall be secured by this Deed of Trust and shall be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching subsequent to the lien of this Deed of Trust. No payment or advance of money by Beneficiary or Trustee under this Section shall be deemed or construed to cure Grantor's default or waive any right or remedy of Beneficiary.

      13. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

      14. Remedies.

      (a) Upon the occurrence and continuation of any Event of Default, Beneficiary may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Trust Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary, but in any event, with respect to personal property only, subject to the terms and conditions of the Guarantee and Collateral Agreement:

      (i) Beneficiary may direct Trustee to exercise Trustee's power of sale with respect to the Trust Property in a non-judicial procedure as permitted by applicable law.

Trustee may proceed to sell the Trust Property and any and every part thereof, at public venue, to the highest bidder, at the customary place in the County where the Real Estate is located, for cash, first giving the public notice required by law of the time, terms and place of sale, and of the property to be sold; and, upon such sale, shall execute and deliver a deed of conveyance of the property sold to the purchaser or purchasers thereof, and any statement or recital of fact in such deed in relation to the nonpayment of money hereby secured to be paid, existence of the indebtedness so secured, notice of advertisement, sale, receipt of money, and the happening of any of the events whereby the successor trustee became successor as herein provided, shall be prima facie evidence of the truth of such statement or recital; and said Trustee shall receive the proceeds of such sale and shall apply said proceeds in accordance with the provisions hereof; and Trustee covenants faithfully to perform the trust herein created. Until a sale shall be held hereunder, Trustee hereby lets the Trust Property to Grantor, upon the following terms and conditions, to-wit: Grantor, and every and all persons claiming or possessing such Trust Property, and any part thereof, by, through, or under it shall or will pay rent therefor during the term at the rate of one cent per month, payable monthly upon demand and shall and will surrender peaceable possession of the Trust Property, and any and every part thereof, to Trustee, its successors, assignees, or purchasers thereof, without notice or demand therefor, upon the occurrence of any Event of Default.

      (ii) Beneficiary may, to the extent permitted by applicable law, (A) institute and maintain an action of judicial foreclosure against all or any part of the Trust Property, (B) institute and maintain an action on the Notes, Credit Agreement or any other Loan Document, (C) sell all or part of the Trust Property (Grantor expressly granting to Beneficiary the power of sale), or (D) take such other action at law or in equity for the enforcement of this Deed of Trust or any of the Loan Documents as the law may allow. Beneficiary may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the applicable Default Rate or a lesser amount if required by law and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. To the fullest extent permitted by applicable law, interest at the Default Rate shall be due on any judgment obtained by Beneficiary from the date of judgment until actual payment is made of the full amount of the judgment.

      (iii) Beneficiary may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Obligations enter into and upon the Trust Property and each and every part thereof and exclude Grantor and its agents and employees therefrom without liability for trespass, damage or otherwise (Grantor hereby agreeing to surrender possession of the Trust Property to Beneficiary upon demand at any such time) and use, operate, manage, maintain and control the Trust Property and every part thereof. Following such entry and taking of possession, Beneficiary shall be entitled, without limitation, (x) to lease all or any part or parts of the Trust Property for such periods of time and upon such conditions as Beneficiary may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease subject to the rights of any existing tenants and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Trust Property as Beneficiary shall deem appropriate as fully as Grantor might do.

      (b) In case of a foreclosure sale, the Real Estate may be sold, at Beneficiary's election, in one parcel or in more than one parcel and Beneficiary is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

      (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Deed of Trust, Trustee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Beneficiary and Trustee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Deed of Trust.

      15. Sale of the Properties; Application of Proceeds. Subject to the requirements of applicable law, the proceeds or avails of any foreclosure sale and all moneys received by Beneficiary pursuant to any right given or action taken under the provisions of this Deed of Trust shall be applied as follows:

            First, to the payment of the reasonable costs and expenses of any such sale or other enforcement proceedings in accordance with the terms hereof and of any judicial proceeding wherein the same may be made, and in addition thereto, reasonable compensation to Beneficiary, its agents and counsel, and of all sums due to Beneficiary under the Loan Documents and all reasonable actual out-of-pocket expenses, advances, liabilities and sums made or furnished or incurred by Beneficiary under this Deed of Trust and the Loan Documents, together with interest at the Default Rate (or such lesser amount as may be the maximum amount permitted by law), and all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Trust Property shall have been sold;

            Second, in accordance with the Credit Agreement, to the payment of the Obligations when due, owing or unpaid upon the Loans for principal and interest; and in case such proceeds shall be insufficient to pay in full the Obligations so due and unpaid, then first, to the payment of all amounts of interest at the time due and payable on the Loans, without preference or priority of any installment of interest over any other installment of interest, and second, to the payment of all amounts of principal without preference or priority of any amount of principal over any other amount of principal;

            Third, to the payment of any other sums required to be paid by Grantor pursuant to any provision of this Deed of Trust and the Loan Documents;

            Fourth, to the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

      16. Trustee's Powers and Liabilities; Powers of Trustee. At any time or from time to time, without liability therefor and without notice, upon the written request of Beneficiary and presentation of the Notes and this Deed of Trust for endorsement, without affecting the personal liability of any person for the payment of the Obligations secured hereby, and without affecting the lien of this Deed of Trust upon the Trust Property for the full amount of all amounts secured hereby, Trustee may (i) reconvey all or any part of the Trust Property, (ii) consent to the making of any map or plat thereof, (iii) join in granting any easement thereon or in creating any covenants or conditions restricting use or occupancy thereof, or (iv) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

      (b) Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention, and upon payment of Trustee's reasonable fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

      (c) Trustee Notice. Trustee is not obligated to notify any party hereto of any pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party, unless brought by Trustee.

      (d) Compensation and Indemnification of Trustee. Trustee shall be entitled to reasonable compensation (not to exceed any statutory or other legal limitations) for all services rendered or reasonable expenses incurred in the administration or execution of the trusts hereby created and Grantor hereby agrees to pay the same. Trustee shall be indemnified, held harmless and reimbursed by Grantor for any liability, damage or expense, including reasonable attorneys' fees and amounts paid in settlement, which Trustee may incur or sustain in connection with this Deed of Trust or in the doing of any act which Trustee is required or permitted to do by the terms hereof or by law, except for liabilities caused by Trustee's gross negligence or willful misconduct.

      (e) Substitute Trustees. Beneficiary may substitute Trustee hereunder in any manner now or hereafter provided by law, or in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties where the Trust Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall thereupon, and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties. Such instrument must contain the name of the original Grantor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded, the legal description of the Real Estate and the name and address of the new Trustee.

      (f) Acceptance by Trustee. The acceptance by Trustee of this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

      (g) Trust Irrevocable; No Offset. The trust created hereby is irrevocable by Grantor. No offset or claim that Grantor now or may in the future have against Beneficiary shall relieve Grantor from paying installments or performing any other obligation herein or secured hereby.

      (h) Corrections. Grantor will, upon request of Beneficiary or Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this

Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Beneficiary or Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interests hereby created any of Grantor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

      17. Right of Beneficiary to Credit Sale. Upon the occurrence of any sale made under this Deed of Trust in connection with the exercise of remedies hereunder upon the occurrence and during the continuation of any Event of Default, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash therefor, Beneficiary may make settlement for the purchase price by crediting upon the Obligations or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust. In such event, this Deed of Trust, the Credit Agreement, the Notes, the other Loan Documents and any other documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

      18. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary as a matter of right and without notice to Grantor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Obligations or the interest of Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Trust Property, and Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Trust Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Property, unless such receivership is sooner terminated.

      19. Extension, Release, etc.

      (a) Without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of the Obligations, Beneficiary may, from time to time and without notice, agree to (i) release any person liable for the Obligations, (ii) extend the maturity or alter any of the terms of the Obligations, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Deed of Trust shall secure less than all of the principal amount of the Obligations, it is expressly agreed that any repayments of the principal amount of the Obligations shall not reduce the amount of the lien of this Deed of Trust until the lien amount shall equal the principal amount of the Obligations outstanding.

      (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Grantor shall affect the lien of this Deed of Trust or any liens, rights, powers or remedies of Beneficiary hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

      (c) If Beneficiary shall have the right to foreclose this Deed of Trust or to direct the Trustee to exercise its power of sale, Grantor authorizes Beneficiary at its option to foreclose the lien of this Deed of Trust (or direct the Trustee to sell the Trust Property, as the case may be) subject to the rights of any tenants of the Trust Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Trust Property by Trustee, or to terminate such tenant's rights in such sale will not be asserted by Grantor as a defense to any proceeding instituted by Beneficiary to collect the Obligations or to foreclose the lien of this Deed of Trust.

      (d) Unless expressly provided otherwise, in the event that ownership of this Deed of Trust and title to the Trust Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid lien on the Trust Property for the amount secured hereby.

      20. Security Agreement under Uniform Commercial Code.

      (a) It is the intention of the parties hereto that this Deed of Trust shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code") of the State in which the Trust Property is located. If an Event of Default shall occur and be continuing under this Deed of Trust, then in addition to having any other right or remedy available at law or in equity, Beneficiary shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Trust Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Trust Property in accordance with Beneficiary's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Beneficiary shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At Beneficiary's request, Grantor shall assemble the personal property and make it available to Beneficiary at a place designated by Beneficiary which is reasonably convenient to both parties.

      (b) Grantor and Beneficiary agree, to the extent permitted by law, that:
(i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-334, 9-501, 9-502 and 9-603 of the Code; (iii) Grantor is the record owner of the Real Estate; and (iv) the addresses of Grantor and Beneficiary are as set forth on the first page of this Deed of Trust.

      (c) Grantor, upon request by Beneficiary from time to time, shall execute, acknowledge and deliver to Beneficiary one or more separate security agreements, in form reasonably satisfactory to Beneficiary, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed of Trust and such security instrument. Grantor further agrees to pay to Beneficiary on demand all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Beneficiary shall reasonably require. If Grantor shall fail to furnish any financing or continuation statement within 10 days after request by Beneficiary, then pursuant to the provisions of the Code, Grantor hereby authorizes Beneficiary, without the signature of Grantor, to execute and file any such financing and continuation statements solely with respect to the Trust Property. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Beneficiary to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

      21. Assignment of Rents. Grantor hereby assigns to Beneficiary the Rents as further security for the payment and performance of the Obligations, and Grantor grants to Trustee and Beneficiary the right to enter the Trust Property for the purpose of collecting the same and to let the Trust Property or any part thereof, and to apply the Rents on account of the Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Obligations secured hereby are paid in full, but Beneficiary and Trustee hereby waive the right to enter the Trust Property for the purpose of collecting the Rents and Grantor shall be entitled to collect, receive, use and retain the Rents until the occurrence and during the continuation of an Event of Default under this Deed of Trust; such right of Grantor to collect, receive, use and retain the Rents may be revoked by Beneficiary upon the occurrence and during the continuation of any Event of Default under this Deed of Trust by giving not less than five days' written notice of such revocation to Grantor; in the event such notice is given, Grantor shall pay over to Beneficiary, or to any receiver appointed to collect the Rents and any lease security deposits. Grantor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

      22. Additional Rights. The holder of any subordinate lien or subordinate deed of trust on the Trust Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Deed of Trust nor shall any holder of any subordinate lien or subordinate deed of trust join any tenant under any Lease in any trustee's sale or action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Deed of Trust all subordinate lienholders and trustees and beneficiaries under subordinate deeds of trust are subject to and notified of this provision, and any action taken by any such lienholder or trustee or beneficiary contrary to this provision shall be null and void. Upon the occurrence and during the continuation of any Event of Default, Beneficiary may, in its sole discretion and without regard to the adequacy of its security under this Deed of Trust, apply all or any part of any amounts on deposit with Beneficiary under this Deed of Trust against all or any part of the Obligations. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Beneficiary on account of such Default or Event of Default.

      23. Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the provisions of Section 10.2 of the Credit Agreement to Grantor and Beneficiary as specified therein.

      24. No Oral Modification. This Deed of Trust may not be amended, supplemented or otherwise modified except in accordance with the provisions of Section of 10.1 of the Credit Agreement. Any agreement made by Grantor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate deed of trust, lien or encumbrance. Trustee's execution of any written agreement between Grantor and Beneficiary shall not be required for the effectiveness thereof as between Grantor and Beneficiary.

      25. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Deed of Trust or in any provisions of the Obligations or Loan Documents, the obligations of Grantor and of any other obligor under the Obligations or Loan Documents shall be subject to the limitation that Beneficiary shall not charge, take or receive, nor shall Grantor or any other obligor be obligated to pay to Beneficiary, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Beneficiary.

      26. Grantor's Waiver of Rights. To the fullest extent permitted by law, Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Trust Property, (ii) any extension of the time for the enforcement of the collection of the Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Trust Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder and Grantor, for Grantor and its successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

      27. Remedies Not Exclusive. Beneficiary and Trustee shall be entitled to enforce payment of the Obligations and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, shall prejudice or in any manner affect Beneficiary's or Trustee's right to realize upon or enforce any other security now or hereafter held by Beneficiary or Trustee, it being agreed that Beneficiary and Trustee shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as Beneficiary may determine in its absolute discretion. No remedy herein conferred upon or reserved to Beneficiary or Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Beneficiary or Trustee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary or Trustee, as the case may be. In no event shall Beneficiary or Trustee, in the exercise of the remedies provided in this Deed of Trust (including, without limitation, in connection with the assignment of Rents, or the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgagee in possession," and neither Beneficiary nor Trustee shall in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies, except in the event of Beneficiary's gross negligence or willful misconduct.

      28. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Deed of Trust, Beneficiary shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing Obligations (including the Trust Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Lenders to extend the loans, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Grantor further agrees that if Trustee or Beneficiary shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly secures the Obligations, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Beneficiary may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all or any part of the Trust Property and Grantor waives any objections to the commencement or continuation of a foreclosure of this Deed of trust or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Trust Property in a trustee's sale, to foreclose this Deed of Trust or the exercise of any other rights hereunder or the recovery of any judgement by Beneficiary or the occurrence of any sale by the Trustee in any such proceedings shall not prejudice, limit or preclude Beneficiary's right to commence or continue one or more trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Obligations, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Deed of Trust, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Deed of Trust on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Obligations (directly or indirectly) in the most economical and least time-consuming manner.

      29. Successors and Assigns. All covenants of Grantor contained in this Deed of Trust are imposed solely and exclusively for the benefit of Beneficiary, Trustee and then respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary or Trustee at any time if in the sole discretion of either of them such a waiver is deemed advisable. All such covenants of Grantor shall run with the land and bind Grantor, the successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrancers and tenants of the Trust Property, and shall inure to the benefit of Beneficiary, Trustee and their respective successors and assigns. Without limiting the generality of the foregoing, any successor to Trustee appointed by Beneficiary shall succeed to all rights of Trustee as if such successor had been originally named as Trustee hereunder. The word "Grantor" shall be construed as if it read "Grantors" whenever the sense of this Deed of Trust so requires and if there shall be more than one Grantor, the obligations of the Grantors shall be joint and several.

      30. No Waivers, etc. Any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions of this Deed of Trust shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of this Deed of Trust to be performed by Grantor. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate deed of trust or the holder of any subordinate lien on the Trust Property, any part of the security held for the obligations secured by this Deed of Trust without, as to the remainder of the security, in any way impairing or affecting the lien of this Deed of Trust or the priority of such lien over any subordinate lien or deed of trust.

      31. GOVERNING LAW, ETC. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL ESTATE IS LOCATED, EXCEPT THAT GRANTOR EXPRESSLY ACKNOWLEDGES THAT BY THEIR TERMS THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW, AND FOR PURPOSES OF CONSISTENCY, GRANTOR AGREES THAT IN ANY IN PERSONAM PROCEEDING RELATED TO THIS DEED OF TRUST THE RIGHTS OF THE PARTIES TO THIS DEED OF TRUST SHALL ALSO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

      32. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the word "Grantor" shall mean "each Grantor or any subsequent owner or owners of the Trust Property or any part thereof or interest therein," the word "Beneficiary" shall mean "Beneficiary or any successor Beneficiary," the word "Trustee" shall mean "Trustee or any successor Trustee," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Trust Property" shall include any portion of the Trust Property or interest therein, the word "Notes" shall mean the "Notes", "Credit Agreement" or any other evidence of indebtedness secured by this Deed of Trust. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Deed of Trust are for convenience of reference only and in no way limit or amplify the provisions hereof.

      33. Future Advances. This Deed of Trust is executed and delivered to secure, among other things, future advances. It is understood and agreed that this Deed of Trust secures present and future advances made for the benefit of Grantor and that the lien of such future advances shall relate back to the date of this Deed of Trust.

      34. Successor Grantor. In the event ownership of the Trust Property or any portion thereof becomes vested in a person other than the Grantor herein named, Beneficiary may, without notice to the Grantor herein named, whether or not Beneficiary has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the Obligations, and in the same manner as with the Grantor herein named, without in any way vitiating or discharging Grantor's liability hereunder or under the Obligations.

      35. Reconveyance of Deed of Trust. Upon payment in full of the indebtedness secured hereby, the termination of all Commitments under the Credit Agreement and the full compliance with the Obligations then required to be complied with, Beneficiary shall promptly release the encumbrance of this Deed of Trust. If any of the Trust Property shall be sold, transferred or otherwise disposed of by Grantor in a transaction permitted by the Credit Agreement, then Beneficiary shall promptly execute and deliver to Grantor (at the sole cost and expense of Grantor) all releases, reconveyances or other documents reasonably necessary or desirable for the release of such Trust Property from the encumbrance of this Deed of Trust.

      36. Receipt of Copy. Grantor acknowledges that it has received a true copy of this Deed of Trust.

      37. Conflicts.

      (a) Any conflict or inconsistency between this Deed of Trust and the Credit Agreement shall be governed by the Credit Agreement.

      (b) Any conflict or inconsistency between this Deed of Trust and the Guarantee and Collateral Agreement shall be governed by the Guarantee and Collateral Agreement.

      38. Oral Agreements. The following is added to this Deed of Trust pursuant to Section 432.045 of the Missouri Revised Statutes; as used below "borrower(s)" shall mean Grantor and "creditor" shall mean Beneficiary:

            ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR REVIEW SUCH DEBT ARE NOT ENFORCEABLE, TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      39. Statutory Notice Insurance. The following notice is given pursuant to
Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

            UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU

            MARE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING WITH INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

                  [Remainder of Page Intentionally Left Blank]

      In witness whereof, the undersigned, pursuant to proper authority, has duly executed, sealed, acknowledged and delivered this Deed of Trust on November 22, 2002, which Deed of Trust is intended to be effective as of the date first above written.

                                        NATIONAL WATERWORKS, INC., a
                                        Delaware corporation


                                        By:  /s/ Harry K. Hornish Jr.
                                             -----------------------------------
                                             Name:   Harry K. Hornish Jr.
                                             Title:  President

                                 ACKNOWLEDGMENT

STATE OF New York)

                 : ss.:

COUNTY OF New York)


         On November 22nd, 2002, before me, the undersigned officer, personally appeared Harry K. Hornish, Jr. personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the President of Grantor (hereinafter, the "Corporation"), and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself/herself in his/her authorized capacity as such officer(s) as his/her free and voluntary act and deed and the free and voluntary act and deed of said Corporation.


                                             /s/ Mary Ann Casey
                                             -----------------------------
                                                    Notary Public

                                                    MARY ANN CASEY
                                             NOTARY PUBLIC, State of New York
                                                    No. 01CA6023063
                                                Qualified in Queens County
                                              Cert. Filed in New York County
                                            Commission Expires April 12, 2003

                                   Schedule A
                                   ----------


                      [Attach Description of Real Estate]

Lot Three(3) of the Subdivision of Readjusted Lot Fifteen (15) of WOODLANDS BUSINESS PARK, as recorded in Plat Book 329, Page 24 of the St. Louis County, Missouri, real state records.

Lot Eight (8) of LACKLAND INDUSTRIAL PARK, a Subdivision in the County of St. Louis, Missouri, according to the plat thereof recorded in Plat Book 101, Pages 94 and 95 of the St. Louis County Recorder's Office, EXCEPTING the Eastern part of Lot Eight (8), said Eastern part of Lot Eight (8) being more particularly described as follows: Beginning at the Southeastern corner of said Lot Eight
(8); thence Westwardly along the Southern line of said Lot Eight (8), 24.797 feet to a point; thence Northwardly 378.261 feet to a point in the Northern line of said Lot Eight (8), said point being distant Westwardly 24.833 feet (as measured along the Northern line of said Lot Eight (8)) from the Northeast corner of said Lot Eight (8); thence Eastwardly along the Northern line of said Lot Eight (8), 24.833 feet to the Northeast corner thereof; thence Southwardly along the Eastern line of said Lot Eight (8), 370.35 feet to the point of beginning.

A tract of land in U.S. Survey 3118, Township 43 North, Range 6 East and described as: Beginning in the South line of Baumgartner Road, 60 feet wide, at the Northern corner of property described in deed to Jens Woker and wife by deed recorded in Book 2188, Page 484, St. Louis County Records; thence along the Northwest line of Woker's property, South 23 degrees 22 minutes West 696 feet to an iron pipe; thence North 67 degrees 31 minutes West 203.25 feet to an iron pipe; thence North 23 degrees 20 1/2 minutes East 696 feet to an iron pipe in the South line of Baumgartner Road and thence South 67 degrees 31 minutes East along said South line, 203.55 feet to the point of beginning and containing 3.01 acres, exclusive of 15 foot private road on the Northwest according to survey thereof by Kropp and Steel Surveying Company on November 7, 1946, and excluding that 5 foot strip of said property conveyed to St. Louis County, Missouri, by deed dated September 9, 1986, and recorded October 2, 1986 in Book 7991, Page 615, re-recorded October 15, 1997 in Book 8216, Page 1718 of the St. Louis County Recorder's Office.